Exhibit 16



                              POWER OF ATTORNEY



   KNOW ALL MEN BY THESE PRESENTS, that, the undersigned Trustee of Mutual Fund Trust, a Massachusetts business trust, (the "Fund") constitutes and appoints H. Richard Vartabedian and Fergus Reid, III as my and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a Trustee of the Fund, to sign for me and in my name in the appropriate capacity, any and all Registration Statement on Form N-14 of the Fund, any and all Amendments to said Registration Statement and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.



   Witness my hand on this 15th day of January, 1996.

/s/ Fergus Reid, III
--------------------
    Fergus Reid, III

                              POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS, that, the undersigned Trustee of Mutual Fund Trust, a Massachusetts business trust, (the "Fund") constitutes and appoints
H. Richard Vartabedian and Fergus Reid, III as my and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a Trustee of the Fund, to sign for me and in my name in the appropriate capacity, any and all Registration Statement on Form N-14 of the Fund, any and all Amendments to said Registration Statement and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.



  Witness my hand on this 17th day of January, 1996.

/s/ William J. Armstrong
------------------------
    William J. Armstrong

                              POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that, the undersigned Trustee of Mutual Fund Trust, a Massachusetts business trust, (the "Fund") constitutes and appoints
H. Richard Vartabedian and Fergus Reid, III as my and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a Trustee of the Fund, to sign for me and in my name in the appropriate capacity, any and all Registration Statement on Form N-14 of the Fund, any and all Amendments to said Registration Statement and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.



  Witness my hand on this 15th day of January, 1996.

/s/ John R.H. Blum
------------------
    John R.H. Blum

                              POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that, the undersigned Trustee of Mutual Fund Trust, a Massachusetts business trust, (the "Fund") constitutes and appoints
H. Richard Vartabedian and Fergus Reid, III as my and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a Trustee of the Fund, to sign for me and in my name in the appropriate capacity, any and all Registration Statement on Form N-14 of the Fund, any and all Amendments to said Registration Statement and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.



  Witness my hand on this 15th day of January, 1996.

/s/ Joseph J. Harkins
---------------------
    Joseph J. Harkins

                              POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that, the undersigned Trustee of Mutual Fund Trust, a Massachusetts business trust, (the "Fund") constitutes and appoints
H. Richard Vartabedian and Fergus Reid, III as my and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a Trustee of the Fund, to sign for me and in my name in the appropriate capacity, any and all Registration Statement on Form N-14 of the Fund, any and all Amendments to said Registration Statement and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.



  Witness my hand on this 15th day of January, 1996.

/s/ Richard E. Ten Haken
------------------------
    Richard E. Ten Haken

                              POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that, the undersigned Trustee of Mutual Fund Trust, a Massachusetts business trust, (the "Fund") constitutes and appoints
H. Richard Vartabedian and Fergus Reid, III as my and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a Trustee of the Fund, to sign for me and in my name in the appropriate capacity, any and all Registration Statement on Form N-14 of the Fund, any and all Amendments to said Registration Statement and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.



   Witness my hand on this 14th day of January, 1996.

/s/ Stuart W. Cragin, JR.
-------------------------
    Stuart W. Cragin, Jr.

                              POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that, the undersigned Trustee of Mutual Fund Trust, a Massachusetts business trust, (the "Fund") constitutes and appoints
H. Richard Vartabedian and Fergus Reid, III as my and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a Trustee of the Fund, to sign for me and in my name in the appropriate capacity, any and all Registration Statement on Form N-14 of the Fund, any and all Amendments to said Registration Statement and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

  Witness my hand on this 15th day of January, 1996.

/s/ Irving L. Thode
-----------------
    Irving L. Thode

                              POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS, that, the undersigned officer of Mutual Fund Trust, a Massachusetts business trust, (the "Fund") constitutes and appoints
H. Richard Vartabedian and Fergus Reid, III as my and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as an officer of the Fund, to sign for me and in my name in the appropriate capacity, any and all Registration Statement on Form N-14 of the Fund, any and all Amendments to said Registration Statement and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.



  Witness my hand on this 30th day of January, 1996.

/s/ Martin R. Dean
------------------
    Martin R. Dean